Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: GeoEye Inc. (GEOY 8.625%
October 1, 2016)
Cusip/Sedol/ISIN of Security Purchased: 37250WAD
Date of Transaction: 10/01/2010
Date Offering Commenced: 10/01/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 2.25%
Name of Underwriter from whom Purchased: BofA Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 117,000
Principal Amount of Purchase in Fund: 117,000.00
Aggregate Principal Amount of Purchase: 1,896,000
Principal Amount of Total Offering: $125,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Davita Inc. (DVA 6.375%
November 1, 2018)
Cusip/Sedol/ISIN of Security Purchased: 23918KAl
Date of Transaction: 10/05/2010
Date Offering Commenced: 10/05/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 1.63%
Name of Underwriter from whom Purchased: BofA Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 600,000
Principal Amount of Purchase in Fund: 600,000.00
Aggregate Principal Amount of Purchase: 15,585,000
Principal Amount of Total Offering: $775,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Navios Maritime
Acquisition Corporation (NNA 8.625% November 1, 2017 144A)
Cusip/Sedol/ISIN of Security Purchased: 63938MAA
Date of Transaction: 10/06/2010
Date Offering Commenced: 10/06/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 2.00%
Name of Underwriter from whom Purchased: BofA Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,050,000
Principal Amount of Purchase in Fund: 1,050,000.00
Aggregate Principal Amount of Purchase: 13,650,000
Principal Amount of Total Offering: $400,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Michaels Stores Inc. (MIK
7.75% November 1, 2018 144A)
Cusip/Sedol/ISIN of Security Purchased: 594087AQ
Date of Transaction: 10/07/2010
Date Offering Commenced: 10/07/2010
Purchase Price/Unit (Net of fees and expenses):
 $99.26
Offering Price at Close of 1st full business day on which sales were made: $99.26
Underwriting Commission, Spread or Profit: 1.75%
Name of Underwriter from whom Purchased: Deutsche Bank Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 605,000
Principal Amount of Purchase in Fund: 600,535.00
Aggregate Principal Amount of Purchase: 13,650,000
Principal Amount of Total Offering: $400,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Hilcorp Energy Company
(HILCRP 7.625% April 15, 2021 144A)
Cusip/Sedol/ISIN of Security Purchased: 431318AL
Date of Transaction: 10/07/2010
Date Offering Commenced: 10/07/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 1.75%
Name of Underwriter from whom Purchased: Deutsche Bank Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 420,000
Principal Amount of Purchase in Fund: 420,000.00
Aggregate Principal Amount of Purchase: 6,840,000
Principal Amount of Total Offering: $350,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying
 No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in
the country in which the public offering o   No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(
 Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting
 Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: XM Satellite Radio Inc.
(SIRI 7.625% November 1, 2018 144A)
Cusip/Sedol/ISIN of Security Purchased: 98375YAZ
Date of Transaction: 10/13/2010
Date Offering Commenced: 10/13/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 1.75%
Name of Underwriter from whom Purchased: Morgan Stanley and Company

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 340,000
Principal Amount of Purchase in Fund: 340,000.00
Aggregate Principal Amount of Purchase: 4,784,000
Principal Amount of Total Offering: $700,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Davita Inc. (DVA 6.625%
November 1, 2020)
Cusip/Sedol/ISIN of Security Purchased: 23918KAM
Date of Transaction: 10/05/2010
Date Offering Commenced: 10/05/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 1.63%
Name of Underwriter from whom Purchased: BofA Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 600,000
Principal Amount of Purchase in Fund: 600,000.00
Aggregate Principal Amount of Purchase: 15,585,000
Principal Amount of Total Offering: $775,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Calpine Corporation (CPN
7.50% February 15, 2021 144A)
Cusip/Sedol/ISIN of Security Purchased: 131347BW
Date of Transaction: 10/18/2010
Date Offering Commenced: 10/18/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 1.50%
Name of Underwriter from whom Purchased: Morgan Stanley and Company

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 2,770,000
Principal Amount of Purchase in Fund: 2,770,000.00
Aggregate Principal Amount of Purchase: 71,960,000
Principal Amount of Total Offering: $2,000,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: MarkWest Energy Partners
LP and MarkWest energy Finance Corporation (MWE 6.75% November 1, 2020)

Cusip/Sedol/ISIN of Security Purchased: 570506AM
Date of Transaction: 10/19/2010
Date Offering Commenced: 10/19/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 1.75%
Name of Underwriter from whom Purchased: Wells Fargo Advisors
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 865,000
Principal Amount of Purchase in Fund: 865,000.00
Aggregate Principal Amount of Purchase: 18,725,000
Principal Amount of Total Offering: $500,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Sabra Healthcare REIT Inc.
(SABHEA 8.125% November 1, 2018 144A)
Cusip/Sedol/ISIN of Security Purchased: 78572XAA
Date of Transaction: 10/22/2010
Date Offering Commenced: 10/22/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 2.00%
Name of Underwriter from whom Purchased: B of A Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 333,000
Principal Amount of Purchase in Fund: 333,000.00
Aggregate Principal Amount of Purchase: 9,166,000
Principal Amount of Total Offering: $225,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: MGM Resorts International
(MGM 10.00% November 1, 2016 144A)
Cusip/Sedol/ISIN of Security Purchased: 55303QAB
Date of Transaction: 10/25/2010
Date Offering Commenced: 10/25/2010
Purchase Price/Unit (Net of fees and expenses):
 $98.90
Offering Price at Close of 1st full business day on which sales were made: $98.90
Underwriting Commission, Spread or Profit: 1.50%
Name of Underwriter from whom Purchased: B of A Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,750,000
Principal Amount of Purchase in Fund: 1,730,698.00
Aggregate Principal Amount of Purchase: 19,779,400
Principal Amount of Total Offering: $494,485,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Momentive Performance
Materials Inc. (MOMENT 9.00% January 15, 2021 144A)
Cusip/Sedol/ISIN of Security Purchased: 60877UAU
Date of Transaction: 10/27/2010
Date Offering Commenced: 10/27/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 1.94%
Name of Underwriter from whom Purchased: Credit Suisse Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 385,000
Principal Amount of Purchase in Fund: 385,000.00
Aggregate Principal Amount of Purchase: 7,365,000
Principal Amount of Total Offering: $635,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Hexion US Finance Corp and
Hexion Nova Scotia Finance, ULC ("Momentive")  (HXN 9.00% Novrember 15,
2020 144A)
Cusip/Sedol/ISIN of Security Purchased: 428303AK
Date of Transaction: 10/27/2010
Date Offering Commenced: 10/27/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 1.94%
Name of Underwriter from whom Purchased: Credit Suisse Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 190,000
Principal Amount of Purchase in Fund: 190,000.00
Aggregate Principal Amount of Purchase: 4,370,000
Principal Amount of Total Offering: $440,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Georgia-Pacific LLC (GP
5.40% november 1, 2020 144A)
Cusip/Sedol/ISIN of Security Purchased: 37331NAB
Date of Transaction: 10/27/2010
Date Offering Commenced: 10/27/2010
Purchase Price/Unit (Net of fees and expenses):
 $99.41
Offering Price at Close of 1st full business day on which sales were made: $99.41
Underwriting Commission, Spread or Profit: 1.00%
Name of Underwriter from whom Purchased: Deutsche Bank Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,100,000
Principal Amount of Purchase in Fund: 1,093,543.00
Aggregate Principal Amount of Purchase: 17,919,193
Principal Amount of Total Offering: $1,242,662,500
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: M/I Homes Inc. (MHO 8.625%
November 15, 2018 144A)
Cusip/Sedol/ISIN of Security Purchased: 55305BAD
Date of Transaction: 10/28/2010
Date Offering Commenced: 10/28/2010
Purchase Price/Unit (Net of fees and expenses):
 $99.59
Offering Price at Close of 1st full business day on which sales were made: $99.59
Underwriting Commission, Spread or Profit: 1.50%
Name of Underwriter from whom Purchased: Citigroup Global Markets

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 450,000
Principal Amount of Purchase in Fund: 443,642.00
Aggregate Principal Amount of Purchase: 9,459,423
Principal Amount of Total Offering: $197,174,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Rent-A-Car Inc. (RCII
6.625% November 15, 2020 144A)
Cusip/Sedol/ISIN of Security Purchased: 76009NAF
Date of Transaction: 10/28/2010
Date Offering Commenced: 10/28/2010
Purchase Price/Unit (Net of fees and expenses): `

Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 1.75%
Name of Underwriter from whom Purchased: Goldman Sachs and Company

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 600,000
Principal Amount of Purchase in Fund: 600,000.00
Aggregate Principal Amount of Purchase: 4,800,000
Principal Amount of Total Offering: $300,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: SunGard Data Systems Inc.
(SDSINC 7.35% November 15, 2018 144A)
Cusip/Sedol/ISIN of Security Purchased: 867363AP
Date of Transaction: 11/01/2010
Date Offering Commenced: 11/01/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 1.88%
Name of Underwriter from whom Purchased: Goldman Sachs and Company

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 800,000
Principal Amount of Purchase in Fund: 800,000.00
Aggregate Principal Amount of Purchase: 11,150,000
Principal Amount of Total Offering: $900,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Asbury Automotive Group,
Inc. (ABG 8.375% Noveer 15, 2020 144A)
Cusip/Sedol/ISIN of Security Purchased: 043436AJ
Date of Transaction: 11/01/2010
Date Offering Commenced: 11/01/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 2.00%
Name of Underwriter from whom Purchased: B of A Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 392,000
Principal Amount of Purchase in Fund: 392,000.00
Aggregate Principal Amount of Purchase: 5,000,000
Principal Amount of Total Offering: $200,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: USG Corporation  (USG
8.375% October 15, 2018 144A)
Cusip/Sedol/ISIN of Security Purchased: 903293AY
Date of Transaction: 11/04/2010
Date Offering Commenced: 11/04/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 2.00%
Name of Underwriter from whom Purchased: B of A Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 140,000
Principal Amount of Purchase in Fund: 140,000.00
Aggregate Principal Amount of Purchase: 2,893,000
Principal Amount of Total Offering: $350,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Hanesbrands Inc. (HBI
6.375% December 115, 2020 144A)
Cusip/Sedol/ISIN of Security Purchased: 410345AH
Date of Transaction: 11/04/2010
Date Offering Commenced: 11/04/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 2.00%
Name of Underwriter from whom Purchased: B of A Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 930,000
Principal Amount of Purchase in Fund: 930,000.00
Aggregate Principal Amount of Purchase: 14,406,000
Principal Amount of Total Offering: $1,000,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Berry Plastics Corporation
(BERRY 9.75% January 15, 2021 144A)
Cusip/Sedol/ISIN of Security Purchased: 086790AV
Date of Transaction: 11/10/2010
Date Offering Commenced: 11/10/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 1.75%
Name of Underwriter from whom Purchased: Credit Suisse Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,200,000
Principal Amount of Purchase in Fund: 1,200,000.00
Aggregate Principal Amount of Purchase: 35,265,000
Principal Amount of Total Offering: $800,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Mobile Mini, Inc. (MINI
7.875% December 1, 2020 144A)
Cusip/Sedol/ISIN of Security Purchased: 60740FAJ
Date of Transaction: 11/10/2010
Date Offering Commenced: 11/10/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 2.00%
Name of Underwriter from whom Purchased: Deutsche Bank Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 425,000
Principal Amount of Purchase in Fund: 425,000.00
Aggregate Principal Amount of Purchase: 8,775,000
Principal Amount of Total Offering: $200,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Covanta  Holding
Corporation (CVA 7.25% December 1, 2020)
Cusip/Sedol/ISIN of Security Purchased: 22282EAD
Date of Transaction: 11/16/2010
Date Offering Commenced: 11/16/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 2.00%
Name of Underwriter from whom Purchased: B of A Merrill lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,720,000
Principal Amount of Purchase in Fund: 1,720,000.00
Aggregate Principal Amount of Purchase: 185,705,000
Principal Amount of Total Offering: $400,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Wind Acquisition Finance
S.A. (WINDIM 7.25% February 15, 2018 144A)
Cusip/Sedol/ISIN of Security Purchased: 97314XAF
Date of Transaction: 11/18/2010
Date Offering Commenced: 11/18/2010
Purchase Price/Unit (Net of fees and expenses):
 $99.32
Offering Price at Close of 1st full business day on which sales were made: $99.32
Underwriting Commission, Spread or Profit: 1.25%
Name of Underwriter from whom Purchased: Credit Suisse Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 700,000
Principal Amount of Purchase in Fund: 695,261.00
Aggregate Principal Amount of Purchase: 38,214,524
Principal Amount of Total Offering: $1,291,199,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: PETCO Animal Supplies,
Inc. (PETC 9.25% December 1, 2018 144A)
Cusip/Sedol/ISIN of Security Purchased: 716016AC
Date of Transaction: 11/19/2010
Date Offering Commenced: 11/19/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 2.00%
Name of Underwriter from whom Purchased: Credit Suisse Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 800,000
Principal Amount of Purchase in Fund: 800,000.00
Aggregate Principal Amount of Purchase: 8,165,000
Principal Amount of Total Offering: $500,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Ball Corporation  (BLL
5.75% May 15, 2021)
Cusip/Sedol/ISIN of Security Purchased: 058498AQ
Date of Transaction: 11/15/2010
Date Offering Commenced: 11/15/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 1.38%
Name of Underwriter from whom Purchased: Bof A Merrill lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,490,000
Principal Amount of Purchase in Fund: 1,490,000.00
Aggregate Principal Amount of Purchase: 19,170,000
Principal Amount of Total Offering: $500,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Exterran Holdings Inc.
(EXH 7.25% December 1, 2018 144A)
Cusip/Sedol/ISIN of Security Purchased: 30225XAB
Date of Transaction: 11/18/2010
Date Offering Commenced: 11/18/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 2.00%
Name of Underwriter from whom Purchased: Bof A Merrill lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 870,000
Principal Amount of Purchase in Fund: 870,000.00
Aggregate Principal Amount of Purchase: 13,695,000
Principal Amount of Total Offering: $350,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Genworth Financial Inc.
(GNW 7.20% February 15, 2021)
Cusip/Sedol/ISIN of Security Purchased: 37247DAN
Date of Transaction: 11/17/2010
Date Offering Commenced: 11/17/2010
Purchase Price/Unit (Net of fees and expenses):
 $99.66
Offering Price at Close of 1st full business day on which sales were made: $99.66
Underwriting Commission, Spread or Profit: 0.65%
Name of Underwriter from whom Purchased: Bof A Merrill lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 200,000
Principal Amount of Purchase in Fund: 199,318.00
Aggregate Principal Amount of Purchase: 9,851,292
Principal Amount of Total Offering: $398,636,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Brightstat Corporation
(BSTA 9.50% December 1, 2016 144A)
Cusip/Sedol/ISIN of Security Purchased: 109478AA
Date of Transaction: 11/23/2010
Date Offering Commenced: 11/23/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 2.25%
Name of Underwriter from whom Purchased: Jeffries & Company
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,055,000
Principal Amount of Purchase in Fund: 1,055,000.00
Aggregate Principal Amount of Purchase: 23,325,000
Principal Amount of Total Offering: $250,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Bumble Bee Acquisition
Corp (BUMBLB 9.00% December 15, 2017 144A)
Cusip/Sedol/ISIN of Security Purchased: 120462AA
Date of Transaction: 12/06/2010
Date Offering Commenced: 12/06/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 2.50%
Name of Underwriter from whom Purchased: Weels Fargo Advisors
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 375,000
Principal Amount of Purchase in Fund: 375,000.00
Aggregate Principal Amount of Purchase: 992,000
Principal Amount of Total Offering: $605,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Citadel Broadcasting
Corporation (CDELB 7.75% December 15, 2018 144A)
Cusip/Sedol/ISIN of Security Purchased: 17285TAD
Date of Transaction: 12/06/2010
Date Offering Commenced: 12/06/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 2.00%
Name of Underwriter from whom Purchased: Credit Suisse Securities

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 160,000
Principal Amount of Purchase in Fund: 160,000.00
Aggregate Principal Amount of Purchase: 2,715,000
Principal Amount of Total Offering: $400,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Standard Pacific Corp.
(SPF 8.375% May 15, 2018 144A)
Cusip/Sedol/ISIN of Security Purchased: 85375CAY
Date of Transaction: 12/07/2010
Date Offering Commenced: 12/07/2010
Purchase Price/Unit (Net of fees and expenses):
 $102.25
Offering Price at Close of 1st full business day on which sales were made: $102.25
Underwriting Commission, Spread or Profit: 1.63%
Name of Underwriter from whom Purchased: Citigroup Global Markets

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 750,000
Principal Amount of Purchase in Fund: 766,875.00
Aggregate Principal Amount of Purchase: 13,614,588
Principal Amount of Total Offering: $281,187,500
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Standard Pacific Corp.
(SPF 8.375% January 15,2021144A)
Cusip/Sedol/ISIN of Security Purchased: 85375CBA
Date of Transaction: 12/07/2010
Date Offering Commenced: 12/07/2010
Purchase Price/Unit (Net of fees and expenses):
 $99.15
Offering Price at Close of 1st full business day on which sales were made: $99.15
Underwriting Commission, Spread or Profit: 1.63%
Name of Underwriter from whom Purchased: Citigroup Global Markets

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 550,000
Principal Amount of Purchase in Fund: 545,347.00
Aggregate Principal Amount of Purchase: 11,586,145
Principal Amount of Total Offering: $396,616,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Concho Resources Inc. (CXO
7.00% January 15, 2021)
Cusip/Sedol/ISIN of Security Purchased: 20605PAB
Date of Transaction: 12/09/2010
Date Offering Commenced: 12/09/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 2.00%
Name of Underwriter from whom Purchased: BofA Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 240,000
Principal Amount of Purchase in Fund: 240,000.00
Aggregate Principal Amount of Purchase: 4,800,000
Principal Amount of Total Offering: $600,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   Yes
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Novelis Inc. (HNDLIN
8.375% December 15, 2017 144A)
Cusip/Sedol/ISIN of Security Purchased: 67000XAG
Date of Transaction: 12/10/2010
Date Offering Commenced: 12/10/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 1.75%
Name of Underwriter from whom Purchased: Citigroup Global Markets

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,300,000
Principal Amount of Purchase in Fund: 1,300,000.00
Aggregate Principal Amount of Purchase: 39,280,000
Principal Amount of Total Offering: $1,100,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Novelis Inc. (HNDLIN 8.75%
December 15, 2020 144A)
Cusip/Sedol/ISIN of Security Purchased: 67000XAH
Date of Transaction: 12/10/2010
Date Offering Commenced: 12/10/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 1.75%
Name of Underwriter from whom Purchased: Citigroup Global Markets

Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 900,000
Principal Amount of Purchase in Fund: 900,000.00
Aggregate Principal Amount of Purchase: 34,365,000
Principal Amount of Total Offering: $1,400,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President

Transaction Information
Name of Purchasing Fund: Principal High Yield Fund
I
Name of Issuer: Scotts Miracle-Gro Company
(SMG 6.625% December 15, 2020 144A)
Cusip/Sedol/ISIN of Security Purchased: 810186AJ
Date of Transaction: 12/13/2010
Date Offering Commenced: 12/13/2010
Purchase Price/Unit (Net of fees and expenses):
 $100.00
Offering Price at Close of 1st full business day on which sales were made: $100.00
Underwriting Commission, Spread or Profit: 1.75%
Name of Underwriter from whom Purchased: BofA Merrill Lynch
Name of Affiliated Underwriter(1) in syndicate (include page of term sheet listing syndicate members): JPMSI
# of Shares/Par Amount of Purchase in Fund: 1,000,000
Principal Amount of Purchase in Fund: 1,000,000.00
Aggregate Principal Amount of Purchase: 9,350,000
Principal Amount of Total Offering: $200,000,000
Have the following conditions been satisfied:

1.a Registered  Public Offerings: The securites are a part of an issue registered under the Securities Act of 1933, which is being offered to
the public.   No
1.b Municipal Securities: The securities (i) are municipal
securities(2); (ii) the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization; and (iii) if the issuer or entity supplying the revenues from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such
rating service.   No
1.c. Foreign Offerings: The securities are offered publicly under the laws of a country other than the United States and (i) the offering is subject to regulation by a foreign financial regulatory authority(3) in the country in which the public offering occurs; (ii) the securities are offered at a fixed price to all purchasers in the offering (except for any rights to purchase securities that are required by law to be granted to existing security holders of the issuer); (iii) financial statements, prepared and audited in accordance with standards required or permitted by the appropriate foreign financial regulatory authority in the country in which the public offering occurs, for the two years prior to the offering, are available to the public and prospective purchasers in connection with the offering; and (iv) if the issuer is a
Domestic Issuer (a) it has a class of securities registered  pursuant to section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to section 15(d) of the 1934 Act; and (b) it has filed all the material required to be filed pursuant to section 13(a) or
15(d) of the 1934 Act for a period of at least twelve months immediately preceding the sale of such securities (or for such shorter period that the issuer was required to file such material).
 No
1.d Rule 144A Offerings: The securities are (i) offered or sold in transactions exempt from registration under section 4(2) of the 1934
Act, Rule 144A thereunder, or Rules 501-508 thereunder; (ii) the securities are sold to qualified institutional buyers(4); and (iii) the securities are eligible for resale to other qualified institutional
buyers pursuant to Rule 144A.   Yes
2. In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operations for not less than three years (including operations of predecessors).
 Yes
3. The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering.
 Yes
4. The underwriting was a firm commitment underwriting.
 Yes
5. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. (Provide comparable transaction data demonstrating the reasonableness of the underwriting commission, spread
or profit.)   Yes
6. The amount of such securities of any class of such issue purchased by all of the Portfolios and investment companies advised by the
Adviser did not exceed 25% of the principal amount of the offering of such class or if purchased in a Rule 144A Offering, 25% of the total of
(i) the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers(4) plus (ii) the principal amount of the offering of such class in any concurrent public offering.
 Yes
7. No Affiliated Underwriter was a direct or indirect participant or benefited directly or indirectly from the purchase.
 Yes

/s/  Donna Nascimento Donna Nascimento
Signature: Printed Name:Donna
Nascimento, Vice President